Exhibit 23.3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: OSK Capital II Corp.

We hereby consent to the use in the Registration Statement Form SB-2 and the related Prospectus of our report dated July 13, 2005 which appears in such Registration Statement.


                                            /s/ Schwartz Levitsky Feldman LLP
                                            ------------------------------------
                                            /s/ Schwartz Levitsky Feldman LLP

                                            Montreal, Quebec
                                            November 10, 2006